UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2006
INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer Identification No.)
14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)
(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On July 7, 2006, Intersections filed a Current Report on Form 8-K reporting that it had completed the acquisition of CMSI and that the financial statements and pro forma financial information required under Item 9.01 would be filed on or before September 19, 2006. This Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Audited financial statements of Chartered Marketing Services, Inc. at December 31, 2005 and 2004, and for each of the three years ended December 31, 2005, and the notes related thereto.

Unaudited balance sheet of Chartered Marketing Services, Inc. at June 30, 2006, and the related unaudited statements of operations and cash flows for the six months ended June 30, 2006 and 2005.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005.

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2006.

Notes to unaudited pro forma condensed consolidated financial statements.
(c) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial statements of Chartered Marketing Services, Inc. at December 31, 2005 and 2004, and for each of the three years ended December 31, 2005, and the notes related thereto.

99.2	Unaudited balance sheet of Chartered Marketing Services, Inc. at June 30, 2006, and the related unaudited statements of operations and cash flows for the six months ended June 30, 2006 and 2005 and the notes related thereto.

99.3	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005.

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2006.

Notes to unaudited pro forma condensed consolidated financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 18, 2006

INTERSECTIONS, INC.
By:	/s/ Michael R. Stanfield
	Name:	Michael R. Stanfield
	Title:	Chief Executive Officer